UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July, 17th 2014
Date of Report (Date of earliest event reported)

Evergreen-Agra, Inc.
(Exact name of registrant as specified in its charter)

Nevada		98-0460379
(State or other jurisdiction of
incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612
(Address of principal executive offices) (Zip Code)

562.714.1666
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Effective July 17, 2014, the board of directors appointed Paolo Galido as the Company's Chief Information Officer and as a new member of the board of directors to serve until the company's next annual meeting of stockholders. The appointment of Paolo Galido as the Company's Chief Information Officer and to the board of directors was not based on any prior understanding or arrangement.

Management will consist of 7 (seven) as follows;

Chadd Mckeen
Chief Executive Officer / Director

Facundo I. Bacardi
Senior Advisor / Director

Rene Hamouth
Chairman of the Board / Director

Ryan Hamouth
Chief Operating Officer / Director

Todd Hazlewood
Chief Financial Officer / Director

Paolo Galido
Chief Information Officer / Director

Richard Specht
Corporate Secretary / Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc

By /s/ Chadd Mckeen
Date: July 17, 2014
Chadd Mckeen / CEO / Director